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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   Pursuant to 18 U.S.C. (S) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Peerless Systems Corporation (the "Company") hereby certifies that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       Date: September 16, 2002 By:         /s/  HOWARD J. NELLOR
                                    ---------------------------------
                                              Howard J. Nellor
                                    President and Chief Executive Officer
                                        (Principal Executive Officer)


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   Pursuant to 18 U.S.C. (S) 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Peerless Systems Corporation (the "Company") hereby certifies that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended July 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Date: September 16, 2002 By:             /s/  WILLIAM R. NEIL
                                ---------------------------------
                                              William R. Neil
                                       Vice President of Finance and
                                          Chief Financial Officer
                                (Principal Financial and Accounting Officer)

     The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. (S) 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.